                                                                      Exhibit 24


                                POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Paul T. Winn and James C. Gale, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of Genicom Corporation (the "Company"), and to file any documents referred to below relating to the registration of (i) 600,000 shares of the Company's Common Stock, and (ii) an equal number of rights to purchase shares of Common Stock pursuant to the Rights Agreement dated as of June 16, 1996 between the Company and First Union National Bank of North Carolina ("Rights") to be issued pursuant to the Company's 1997 Stock Option Plan; and (iii) 400,000 shares of the Company's Common Stock and (iv) an equal number of Rights to be issued pursuant to the Company's 1998 Employee Ownership Participation Plan, and
(v) 70,000 shares of the Company's Common Stock and (vi) an equal number of Rights to be issued pursuant to the Company's 1998 Non-Employee Directors Stock Option Plan and (vii) 20,000 shares of the Company's Common Stock and (viii) an equal number of Rights to be issued pursuant to options outstanding and held by the non-employee directors of the Company, such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

            The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of May, 1998.



                                                        /s/ Don E. Ackerman
                                                        -------------------
                                                        Don E. Ackerman

                                POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Paul T. Winn and Karen M. Morinelli, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer of Genicom Corporation (the "Company"), and to file any documents referred to below relating to the registration of (i) 600,000 shares of the Company's Common Stock, and (ii) an equal number of rights to purchase shares of Common Stock pursuant to the Rights Agreement dated as of June 16, 1996 between the Company and First Union National Bank of North Carolina ("Rights") to be issued pursuant to the Company's 1997 Stock Option Plan; and
(iii) 400,000 shares of the Company's Common Stock and (iv) an equal number of Rights to be issued pursuant to the Company's 1998 Employee Ownership Participation Plan, and (v) 70,000 shares of the Company's Common Stock and (vi) an equal number of Rights to be issued pursuant to the Company's 1998 Non-Employee Directors Stock Option Plan and (vii) 20,000 shares of the Company's Common Stock and (viii) an equal number of Rights to be issued pursuant to options outstanding and held by the non-employee directors of the Company, such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

            The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of May, 1998.



                                                      /s/ James C. Gale
                                                      -----------------
                                                      James C. Gale

                                POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints Paul T. Winn and James C. Gale, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of Genicom Corporation (the "Company"), and to file any documents referred to below relating to the registration of (i) 600,000 shares of the Company's Common Stock, and (ii) an equal number of rights to purchase shares of Common Stock pursuant to the Rights Agreement dated as of June 16, 1996 between the Company and First Union National Bank of North Carolina ("Rights") to be issued pursuant to the Company's 1997 Stock Option Plan; and (iii) 400,000 shares of the Company's Common Stock and (iv) an equal number of Rights to be issued pursuant to the Company's 1998 Employee Ownership Participation Plan, and
(v) 70,000 shares of the Company's Common Stock and (vi) an equal number of Rights to be issued pursuant to the Company's 1998 Non-Employee Directors Stock Option Plan and (vii) 20,000 shares of the Company's Common Stock and (viii) an equal number of Rights to be issued pursuant to options outstanding and held by the non-employee directors of the Company, such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

            The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 3rd day of June, 1998.



                                                     /s/  John G. Hill
                                                     -----------------
                                                     John G. Hill

                                POWER OF ATTORNEY

            The undersigned hereby constitutes and appoints James C. Gale and Karen M. Morinelli, each acting singly, his attorneys-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Genicom Corporation (the "Company"), and to file any documents referred to below relating to the registration of (i) 600,000 shares of the Company's Common Stock, and (ii) an equal number of rights to purchase shares of Common Stock pursuant to the Rights Agreement dated as of June 16, 1996 between the Company and First Union National Bank of North Carolina ("Rights") to be issued pursuant to the Company's 1997 Stock Option Plan; and (iii) 400,000 shares of the Company's Common Stock and (iv) an equal number of Rights to be issued pursuant to the Company's 1998 Employee Ownership Participation Plan, and (v) 70,000 shares of the Company's Common Stock and (vi) an equal number of Rights to be issued pursuant to the Company's 1998 Non-Employee Directors Stock Option Plan and (vii) 20,000 shares of the Company's Common Stock and (viii) an equal number of Rights to be issued pursuant to options outstanding and held by the non-employee directors of the Company, such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

            The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of May, 1998.



                                                      /s/  Paul T. Winn
                                                      -----------------
                                                      Paul T. Winn